UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2016 (June 15, 2016)

American Realty Capital New York City REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
American Realty Capital New York City REIT, Inc. (the “Company”) previously filed a Current Report on Form 8-K on June 17, 2016 (the “Original Form 8-K”) reporting its acquisition of the leasehold interest in an institutional-quality office building located at 1140 Avenue of the Americas in Manhattan, New York (the “Property”). This Amended Current Report on Form 8-K/A is being filed for the purposes of amending the Original Form 8-K to provide (i) additional disclosure under Item 2.01, (ii) the financial information related to the acquisition of the Property and certain exhibits required by Item 9.01 and (iii) certain additional information with respect to the acquisition of the Property. No other changes have been made to the Original Form 8-K.
On June 15, 2016, the Company, through a wholly-owned subsidiary of its operating partnership (the “OP”), consummated its acquisition of the leasehold interest in the Property. The seller of the Property was BPGL Holdings LLC (the “Seller”). The Seller has no material relationship with the Company and the acquisition was not an affiliated transaction.
The historical Statements of Revenues and Certain Expenses for the year ended December 31, 2015 (audited) and the three months ended March 31, 2016 (unaudited) along with the notes thereto are included in this Amended Current Report on Form 8-K/A along with unaudited pro forma consolidated financial statements as of March 31, 2016 and for the year ended December 31, 2015 and the three months ended March 31, 2016.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.
 In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors including: location; demographics; rent levels in relation to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; and the level of competition in the rental market.
 The Company believes that the Property is well located, has acceptable roadway access and is well maintained. The Property is subject to competition from similar properties within its respective market area, and the economic performance of the tenants in the Property could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the Property, and after reasonable inquiry, the Company is not aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

Page
(a) Financial Statements of Businesses Acquired

The 1140 Avenue of the Americas Property Historical Summary:
Report of Independent Certified Public Accounting Firm	4
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2015 and the Three Months Ended March 31, 2016	5
Notes to Statements of Revenues and Certain Expenses	6

(b) Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016	9
Notes to Unaudited Pro Forma Consolidated Balance Sheet	10
Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2015 and the Three Months Ended March 31, 2016	11
Notes to Unaudited Pro Forma Consolidated Statements of Operations	13

(d) Exhibits

Exhibit No.	Description
23.1	Consent of WeiserMazars LLP

Report of Independent Certified Public Accounting Firm

Stockholders and Board of Directors
American Realty Capital New York City REIT, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “statement”) of the property known as 1140 Avenue of the Americas, formerly owned by BPGL Holdings, LLC, for the year ended December 31, 2015, and the related notes to the statement.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of this statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of 1140 Avenue of the Americas for the year ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of a Matter
The accompanying statement was prepared for the purpose of complying with the rules and regulations of U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of American Realty Capital New York City REIT, Inc. as described in Note 1 to the statement, and is not intended to be a complete presentation of 1140 Avenue of the Americas' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WEISERMAZARS LLP

Fort Washington, Pennsylvania
August 29, 2016

1140 AVENUE OF THE AMERICAS PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Three Months Ended	Year Ended
	March 31, 2016	December 31, 2015
	(unaudited)
Revenues:
Rental income	$4,514	$16,318
Operating expense reimbursements	289	937
Insurance recovery of rental abatement losses	—	1,214
Total revenues	4,803	18,469

Certain expenses:
Property operating	1,177	4,661
Real estate taxes	513	2,002
Insurance	22	90
Total certain expenses	1,712	6,753
Revenues in excess of certain expenses	$3,091	$11,716
 The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses.

1140 AVENUE OF THE AMERICAS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1. Background and Basis of Presentation
The accompanying Statements of Revenues and Certain Expenses (“Historical Summary”) include the operations of an institutional-quality office building located at 1140 Avenue of the Americas in Manhattan, New York (the “Property”) for the the year ended December 31, 2015 and the three months ended March 31, 2016. American Realty Capital New York City REIT, Inc. (the “Company”) completed its acquisition of the Property on June 15, 2016 for $180.0 million from BPGL Holdings LLC (the “Seller”). The Property contains approximately 250,000 rentable square feet and consists of office and retail space.
The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires that certain information with respect to real estate operations be included with certain SEC filings. The audited Historical Summary for the Property for the year ended December 31, 2015 and the unaudited Historical Summary for the Property for the three months ended March 31, 2016 along with the notes thereto are included in this Amended Current Report on Form 8-K/A along with the Company's unaudited pro forma consolidated financial statements as of and for the year ended December 31, 2015 and the three months ended March 31, 2016.
2. Summary of Significant Accounting Policies
Revenue Recognition
Subject to the provisions of their respective lease agreements, tenants are required to pay monthly rent reimbursements to the Property's owner for certain expenses. Reimbursements from the tenants are recognized as revenue during the period in which the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to an increase to rental income of $0.5 million and $0.2 million over the rental payments received in cash for the year ended December 31, 2015 and the three months ended March 31, 2016, respectively.
The following table lists a tenant whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income for all tenants on a straight-line basis, as of December 31, 2015 and March 31, 2016:

Tenant
City National Bank	16.1%
Waterfall Asset Management, LLC	13.3%
Field Street Capital Management, LLC	12.5%
Flow Traders U.S. LLC	11.4%
The termination, delinquency or non-renewal of the above tenants may have a material adverse effect on revenues. No other tenants represented greater than 10% of annualized rental income as of December 31, 2015 or March 31, 2016.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.

1140 AVENUE OF THE AMERICAS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

3. Future Minimum Base Rent Payments
As of March 31, 2016, the Property was 97% leased under non-cancellable operating leases with a remaining lease term of 6.0 years on a weighted-average basis. Future minimum base rent payments are as follows (in thousands):

Future Minimum Base Rent Payments
April 1, 2016 to December 31, 2016	$14,249
2017	18,737
2018	17,560
2019	16,752
2020	14,410
2021	10,772
2022 and thereafter	17,695
Total	$110,175
4. Insurance Recovery of Rental Abatement Losses
The Seller sustained insured losses from fire damage to the Property including losses due to rent abatements granted to certain tenants. Total rent abatements granted to tenants were $1.2 million for the year ended December 31, 2015. As of December 31, 2015, the Seller received a partial payment for insurance claims. The insurance company acknowledged the final claim subsequent to December 31, 2015. As the receipt of these amounts are considered probable, $1.2 million for insurance recovery of rental abatement losses was recognized as income for the year ended December 31, 2015.
5. Related Party Transactions
The Seller had arrangements with Equity Office Management, a related party under common ownership, to manage its property in return for management fees. The Seller paid monthly management fees calculated as 2.5% of the gross receipts payable to Equity Office Management. Additionally, the Seller was also liable to pay a construction management fee of 2.5% of total project costs for any construction management services provided by Equity Office Management. Management fee expenses for the three months ended March 31, 2016 and the year ended December 31, 2015 were approximately $0.2 million and $0.5 million, respectively. No construction management fees were incurred for the three months ended March 31, 2016 nor the year ended December 31, 2015.
6. Commitments and Contingencies
Future Minimum Ground Lease Payments
The Seller entered into a ground lease agreement related to this Property, which will expire in December 2066. Ground lease payments of $0.3 million and $0.1 million were made for the the year ended December 31, 2015 and the three months ended March 31, 2016, respectively. The following table reflects the minimum base ground lease payments due over the next five years and thereafter (in thousands):

Future Minimum Ground Lease Payments
April 1, 2016 to December 31, 2016	$261
2017	4,746
2018	4,746
2019	4,746
2020	4,746
2021	4,746
2022 and thereafter	221,485
Total	$245,476

1140 AVENUE OF THE AMERICAS PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

7. Subsequent Events
The Company has evaluated subsequent events through August 29, 2016, the date which this Historical Summary has been issued and has determined that there have not been any events that have occurred that would require adjustments to the disclosures in the Historical Summary.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2016
(In thousands)

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if American Realty Capital New York City REIT, Inc. (the “Company”) had acquired 1140 Avenue of the Americas (the “Property”) as of March 31, 2016. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statement of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Property as of March 31, 2016, nor does it purport to present the future financial position of the Company.

	American Realty Capital New York City REIT, Inc.(1)	1140 Avenue of the Americas Property (2)	Pro Forma American Realty Capital New York City REIT, Inc.
Assets
Real estate investments, at cost:
Land	$133,380	$—	$133,380
Buildings and improvements	342,228	148,647	490,875
Acquired intangible assets	80,407	35,144	115,551
Total real estate investments, at cost	556,015	183,791	739,806
Less: accumulated depreciation and amortization	(22,860)	—	(22,860)
Total real estate investments, net	533,155	183,791	716,946
Cash and cash equivalents	153,141	(91,268)	61,873
Restricted cash	—	2,132	2,132
Investment securities, at fair value	487	—	487
Prepaid expenses and other assets	27,199	2,525	29,724
Deferred leasing costs, net	3,264	—	3,264
Total assets	$717,246	$97,180	$814,426

Liabilities and Stockholders' Equity
Mortgage notes payable, net of deferred financing costs	$93,716	$95,699	$189,415
Accounts payable, accrued expenses and other liabilities	3,965	465	4,430
Below-market lease liabilities, net	25,879	5,277	31,156
Deferred revenue	2,984	—	2,984
Distributions payable	3,928	—	3,928
Total liabilities	130,472	101,441	231,913
Common stock	306	—	306
Additional paid-in capital	675,802	—	675,802
Accumulated other comprehensive income	11	—	11
Accumulated deficit	(89,345)	(4,261)	(93,606)
Total stockholders' equity	586,774	(4,261)	582,513
Total liabilities and stockholders' equity	$717,246	$97,180	$814,426

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2016:
(1) Reflects the Company's historical unaudited Consolidated Balance Sheet as of March 31, 2016, as previously filed.
(2) Reflects the acquisition of the Property. Building, improvements and intangibles have been provisionally assigned pending final information prepared by a third-party specialist. The contract purchase price, excluding related expenses, was $180.0 million.
The Company allocates the purchase price of acquired properties to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, land improvements, buildings, fixtures and tenant improvements on an as-if-vacant basis. The fair value of the tangible assets of an acquired property with an in-place operating lease is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to the tangible assets based on the fair value of the tangible assets. The fair value of in-place leases is determined by considering estimates of carrying costs during the expected lease-up periods, current market conditions, as well as costs to execute similar leases. The fair value of above- or below-market leases is recorded based on the present value of the difference between the contractual amount to be paid pursuant to the in-place lease and the Company’s estimate of the fair market lease rate for the corresponding in-place lease, measured over the remaining term of the lease.

In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including real estate valuations, prepared by independent valuation firms. The Company also considers information and other factors including market conditions, the industry in which the tenant operates, characteristics of the real estate, i.e. location, size, demographics, value and comparative rental rates, tenant credit profile and the importance of the location of the real estate to the operations of the tenant’s business.
The Company is required to make subjective assessments as to the useful lives of the components of the Company’s real estate investments for purposes of determining the amount of depreciation to record on an annual basis. These assessments have a direct impact on the Company’s net income because if the Company were to shorten the expected useful lives of the Company’s real estate investments, the Company would depreciate these investments over fewer years, resulting in more depreciation expense and lower net income on an annual basis.
Depreciation is computed using the straight-line method over the estimated useful lives of up to 40 years for buildings, 15 years for land improvements, five years for fixtures and improvements, and the shorter of the useful life or the remaining lease term for tenant improvements and leasehold interests.
Capitalized above-market lease values are amortized as a reduction of rental income over the remaining terms of the respective leases. Capitalized below-market lease values are amortized as an increase to rental income over the remaining terms of the respective leases and expected below-market renewal option periods.
The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is amortized to expense over the remaining periods of the respective leases.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015 AND THE THREE MONTHS ENDED MARCH 31, 2016

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2015 and the three months ended March 31, 2016 are presented as if American Realty Capital New York City REIT, Inc. (the “Company”) had acquired 1140 Avenue of the Americas (the “Property”) as of the beginning of each period presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Property as of the beginning of each period presented, nor does it purport to present the future results of operations of the Company.
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015 (in thousands):

	American Realty Capital New York City REIT, Inc. (1)	1140 Avenue of the Americas Property (2)	Pro Forma Adjustments 1140 Avenue of the Americas Property		Pro Forma American Realty Capital New York City REIT, Inc.
Revenues:
Rental income	$24,472	$16,318	$44	(3)	$40,834
Insurance recovery of rental abatement losses	—	1,214	—		1,214
Operating expense reimbursements and other revenue	1,964	937	—		2,901
Total revenues	26,436	18,469	44		44,949
Operating expenses:
Property operating	11,296	6,753	(367)	(4)	17,682
Operating fees incurred from related parties	1,145	—	—		1,145
Acquisition and transaction related	6,015	—	—		6,015
General and administrative	3,634	—	—		3,634
Depreciation and amortization	16,759	—	8,768	(5)	25,527
Total operating expenses	38,849	6,753	8,401		54,003
Operating income (loss)	(12,413)	11,716	(8,357)		(9,054)
Other income (expenses):
Interest expense	(3,554)	—	(4,455)	(6)	(8,009)
Income from investment securities and interest	252	—	—		252
Other-than-temporary impairment on investment securities	(70)	—	—		(70)
Total other income (expenses)	(3,372)	—	(4,455)		(7,827)
Net income (loss)	$(15,785)	$11,716	$(12,812)		$(16,881)

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015 AND THE THREE MONTHS ENDED MARCH 31, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2016 (in thousands):

	American Realty Capital New York City REIT, Inc. (1)	1140 Avenue of the Americas Property (2)	Pro Forma Adjustments 1140 Avenue of the Americas Property		Pro Forma American Realty Capital New York City REIT, Inc.
Revenues:
Rental income	$7,961	$4,514	$11	(3)	$12,486
Operating expense reimbursements and other revenue	545	289	—		834
Total revenues	8,506	4,803	11		13,320
Operating expenses:
Property operating	3,548	1,712	(140)	(4)	5,120
Operating fees incurred from related parties	1,053	—	—		1,053
Acquisition and transaction related	40	—	—		40
General and administrative	1,416	—	—		1,416
Depreciation and amortization	4,769	—	2,192	(5)	6,961
Total operating expenses	10,826	1,712	2,052		14,590
Operating income (loss)	(2,320)	3,091	(2,041)		(1,270)
Other income (expenses):
Income from investment securities and interest	131	—	—		131
Interest expense	(1,216)	—	(1,111)	(6)	(2,327)
Total other income (expenses)	(1,085)	—	(1,111)		(2,196)
Net income (loss)	$(3,405)	$3,091	$(3,152)		$(3,466)

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2015 and the three months ended March 31, 2016:
(1) Reflects the Company's historical operations for the period indicated, as previously filed.
(2) Reflects the operations of the Property for the period indicated.
(3) Represents adjustments to straight-line rent for lease terms as of the acquisition date and includes the amortization of above-market and below-market lease intangibles over the remaining term of the applicable leases and any below-market lease renewal options.
(4) Represents a decrease in property management fees paid by the Company compared to the amount paid by the seller. The Company pays a property management fee to its advisor in a fixed fee of $84,000 for the first year with an annual 3.0% increase thereafter, while the seller paid the seller’s property manager a property management fee equal to 2.5% of gross rental receipts.
(5) Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the Property been acquired as of the beginning of the period presented. Depreciation is computed using the straight-line method over the estimated lives of 40 years for buildings, 15 years for land improvements and five years for fixtures. The value of in-place leases is amortized to expense over the initial terms of the respective leases, of up to seven years. The value of tenant improvements is amortized over the shorter of the useful life or the remaining lease term. The value of deferred financing costs is amortized over the life of the loan.

(6)
Represents the interest expense that would have been recorded on debt incurred in connection with the acquisition, had the property been acquired as of the beginning of the period presented. The Company financed a portion of the acquisition with a ten-year mortgage loan of $99.0 million, which bears interest at a rate equal to 4.109%. The value of deferred financing costs is amortized over the life of the loan, which is ten years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

Date: August 29, 2016	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer, President and Secretary